                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement         [ ] Confidential, for Use of the Commis-
                                            sion Only (as permitted by Rule 14a-
                                            6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   VAN KAMPEN LIFE INVESTMENT TRUST (811-04424)

          (Name of Registrant as Specified in Its Declaration of Trust)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.

                                  -  July 1999 -


                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                            LIFE INVESTMENT TRUST -
                     EMERGING GROWTH PORTFOLIO SHAREHOLDERS




QUESTIONS
     & ANSWERS


-------------------------------------------------------------------------------
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
-------------------------------------------------------------------------------

Q    WHY AM I RECEIVING THIS PROXY STATEMENT?

A    The primary purpose of this proxy statement is to seek shareholder approval to replace the Fund's fundamental investment policies regarding investment in small- and medium-sized companies with a non-fundamental policy. Shareholders also are asked to ratify the selection of the Fund's independent accountants. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q    HOW WILL THIS AFFECT MY ACCOUNT?

A    You can expect the same level of high-quality management expertise and shareholder service you've grown accustomed to. The changes to the fundamental investment policies are intended to increase the flexibility of the Fund's investment adviser in managing your Fund.

Q    WILL MY VOTE MAKE A DIFFERENCE?

A    Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Fund.

Q    HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A    After careful consideration, the trustees of your Fund recommend that you vote "FOR" each of the items proposed.

Q    WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A    The Fund and the Fund's investment adviser (or its affiliates) will share the costs relating to the shareholder meeting.

Q    HOW CAN I VOTE?

A    You can vote in one of four ways:

        -   Internet

        -   Telephone

        -   Mail

        -   In person at the meeting.

Instructions for casting your vote via the Internet or telephone are found in the enclosed proxy voting material. The required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the Internet or telephone, there is no need to mail the card.

Whichever method you choose, please take the time to read the entire proxy statement before you vote.

Q    WHOM DO I CALL IF I HAVE QUESTIONS?

A    We will be happy to answer your questions about the proxy solicitation.
Please call us at 1-800-341-2911 (TDD users call 1-800-421-2833) between 7:00
a.m. and 7:00 p.m. Central time, Monday through Friday.

Q    WHERE DO I MAIL MY PROXY CARD?

A    You may use the enclosed postage-paid envelope or mail your proxy card(s)
to:

Proxy Tabulator P.O. Box 9139
Hingham, MA 02043-9139

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REPLACING THE FUND'S FUNDAMENTAL INVESTING POLICIES REGARDING INVESTMENT IN SMALL- AND MEDIUM-SIZED COMPANIES WITH A NON-FUNDAMENTAL INVESTMENT POLICY mark "For," "Against" or "Abstain"

RATIFICATION OF INDEPENDENT ACCOUNTANTS - mark "For," "Against" or "Abstain"

Please sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.



/X/ PLEASE MARK         VAN KAMPEN LIFE INVESTMENT TRUST--            PROXY
    VOTES AS IN              EMERGING GROWTH PORTFOLIO
    THIS EXAMPLE          SPECIAL MEETING OF SHAREHOLDERS



XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE


                                        For  Against    Abstain                                          For  Against  Abstain

1. The proposal to approve              [ ]    [ ]        [ ]         2. The proposal to ratify          [ ]   [ ]       [ ]
   replacing the Fund's fundamental                                      the selection of
   investment policies regarding                                         PricewaterhouseCoopers LLP
   investment in small- and medium-                                      as the Fund's independent
   sized companies with a                                                accountants.
   non-fundamental investment policy.
Please be sure to sign and date this Proxy.   Date                    3. To transact such other
                                                                         business as may properly
                                                                         come before the Meeting.


Shareholder sign here                        Co-owner sign here









XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO

                        1 PARKVIEW PLAZA, P.O. BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON SEPTEMBER    , 1999

  Notice is hereby given to the holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of the Emerging Growth Portfolio of Van Kampen Life Investment Trust (the "Fund") that a Special Meeting of the Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, P.O. Box 5555,
Oakbrook Terrace, Illinois 60181-5555, on September   , 1999, at 4:00 p.m., for
the following purposes:

1. To approve replacing the Fund's fundamental investment policies regarding investments in small- and medium-sized companies with a non-fundamental investment policy.

2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants.

3.  To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of the Fund at the close of business on July , 1999 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    A. THOMAS SMITH III
                                    Vice President and Secretary

July   , 1999

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT (WHEN AVAILABLE) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN LIFE INVESTMENT TRUST -- EMERGING GROWTH PORTFOLIO BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE VOTE IN ONE OF THE FOLLOWING
WAYS:

    (I) INTERNET -- INSTRUCTIONS FOR CASTING YOUR VOTE VIA THE INTERNET CAN BE FOUND IN THE ENCLOSED PROXY VOTING MATERIALS. THE REQUIRED CONTROL NUMBER IS PRINTED ON YOUR ENCLOSED PROXY CARD. IF THIS FEATURE IS USED, THERE IS NO NEED TO MAIL THE PROXY CARD.

    (II) TELEPHONE -- INSTRUCTIONS FOR CASTING YOUR VOTE VIA TELEPHONE CAN BE FOUND IN THE ENCLOSED PROXY VOTING MATERIALS. THE TOLL-FREE 800 NUMBER AND REQUIRED CONTROL NUMBER ARE PRINTED ON YOUR ENCLOSED PROXY CARD. IF THIS FEATURE IS USED, THERE IS NO NEED TO MAIL THE PROXY CARD.

    (III) BY MAIL -- IF YOU VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND, RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR approval of replacing the Fund's fundamental investment policies regarding investment in small- and medium-sized companies with a non-fundamental investment policy.

  - FOR ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants.

                            YOUR VOTE IS IMPORTANT.
                        PLEASE VOTE YOUR SHARES PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO

                        1 PARKVIEW PLAZA, P.O. BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER   , 1999

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or "Board of Trustees") of the Emerging Growth Portfolio of Van Kampen Life Investment Trust (the "Fund" or the "Portfolio") of proxies to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois
60181-5555, on September   , 1999, at 4:00 p.m. The approximate mailing date of
this Proxy Statement and accompanying form of proxy is July   , 1999.

  Participating in the Meeting are the holders of record of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of the Fund as
of the close of business on July   , 1999 (the "Record Date"). The number of
issued and outstanding Shares of the Fund as of the Record Date was          .
Shareholders of the Fund on the Record Date are entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT (WHEN AVAILABLE) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

SUMMARY OF THE SHAREHOLDER PROPOSALS

  The primary purpose of the Meeting is to seek shareholders approval to replace the Fund's fundamental investment policies regarding investment in small- and medium-sized companies with a non-fundamental policy. Shareholders also are asked to ratify the selection of the Fund's independent accountants.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR approval of replacing the Fund's fundamental investment policy regarding investment in small- and medium-sized companies with a non-fundamental investment policy.

  - FOR ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants.

SUMMARY OF VOTING AND MEETING REQUIREMENTS

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, the voting requirement is the "vote of a majority of the outstanding voting securities" of the Fund, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. With respect to Proposal 2, the affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the Meeting and entitled to vote is required to ratify the selection of the Fund's independent accountants.

  All Shares of the Fund will vote together as a single class on each proposal. An unfavorable vote on one proposal by the shareholders of the Fund will not affect the Fund's implementation of the other proposal if that proposal receives a favorable vote.

  Shareholders may vote in any one of four ways: (i) via the internet, (ii) by telephone, (iii) by mail, by returning the enclosed ballot, or (iv) in person at the meeting. Instructions for internet and telephone voting are included with the enclosed proxy voting material. The required control number for internet and telephone voting is printed on the enclosed proxy card. Shareholders who execute proxies by methods (i), (ii) or (iii) may revoke them at any time prior to the meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person.

  Van Kampen Investments (defined below) and the Fund employ procedures for internet and telephone voting that they consider to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, neither Van Kampen Investments nor the Fund will be liable for following internet or telephone instructions it believes to be genuine.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "For" a proposal and will have the same effect as votes "Against" a proposal. Broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) do not constitute votes "For" or "Against" a proposal and are disregarded in determining the votes cast when the voting requirement for a proposal is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting. Broker non-votes do not constitute votes "For" and will have the same effect as votes "Against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting securities. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  The Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve either of the proposals is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF REPLACING THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
            REGARDING INVESTMENT IN SMALL- AND MEDIUM-SIZED COMPANIES WITH A NON-FUNDAMENTAL INVESTMENT POLICY
------------------------------------------------------------------------------

  The Fund currently has certain fundamental investment policies which may be amended only with shareholder approval. At meetings of the Board of Trustees on May 26, 1999 and June 23, 1999, Asset Management recommended to the Board of Trustees that the Fund replace its fundamental investment policies relating to, among other things, investment in small- and medium-sized companies with a non-fundamental investment policy. A non-fundamental investment policy may be changed by the Fund's Board of Trustees without shareholder approval and therefore provides the Fund with more flexibility to respond efficiently to changing market, legal, regulatory or industry conditions. Asset Management believes the current fundamental investment policies regarding investment in small- and medium-sized companies are not in the best interests of the Fund or its shareholders.

  The Fund currently has a fundamental investment objective and a fundamental investment policy which provide, among other things, that the Fund will invest at least 65% of its total assets in small- and medium-sized companies. The prospectus currently states:

         The investment objective of the Emerging Growth Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small- and medium-sized companies considered by the Portfolio's investment adviser to be emerging growth companies. . . . As a fundamental investment policy, the Portfolio under normal conditions invests at least 65% of its total assets in common stocks of small- and medium-sized companies both domestic and foreign, in the early stages of their life cycles that the investment adviser believes have the potential to become major enterprises.

  Asset Management has recommended replacing the fundamental investment objective to simply state that the Fund seeks capital appreciation and replacing the fundamental investment policies regarding small- and medium-sized companies with a non-fundamental investment policy that states:

         The investment objective of the Emerging Growth Portfolio is to seek capital appreciation. . . . Under normal market conditions, the Portfolio's investment adviser seeks to achieve the Portfolio's investment objective by investing at least 65% of the Portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Portfolio's investment adviser believes have the potential to become major enterprises.

  Asset Management recommends the proposed change to provide the Fund with greater flexibility in seeking to achieve the investment objective of capital appreciation. Asset Management intends to continue to invest primarily in companies in the early stages of their life cycles that are believed to have the potential to become major enterprises. Asset Management has concluded that recent market conditions make the policies of investing principally or at least 65% of total assets in small- and medium-sized companies, based on market capitalization, unnecessarily restrictive on the Fund. Recent increases in the valuations of companies in various industries, and in particular in the technology sector, have placed many companies that are in the early stages of development, and which Asset Management believes have attractive growth potential, outside of the capitalization limits placed on the Fund's investments by the current fundamental investment policies.

  Asset Management stated to the Board that, in selecting companies for investment by the Fund, it employs a disciplined investment approach which primarily focuses on rising earnings expectations and rising valuations of companies and other factors believed by Asset Management to be indicative of the growth potential of such companies, and that it does not emphasize the market capitalization of such companies in its stock selection process for the Fund. It is the intention of Asset Management, in recommending the proposed changes, to provide the Fund with greater flexibility in changing markets to maintain its disciplined investment approach and allow the Fund to continue to invest in companies that Asset Management believes are emerging growth companies without being limited by the market capitalization of such companies. Asset Management believes that under current market conditions, companies meeting the Fund's investment criteria cross all capitalization ranges even though historically the population of companies meeting the Fund's investment criteria may have been predominantly in the small-or medium-capitalization range. If this proposal is approved by shareholders, the average capitalization of the Fund's investments will vary reflecting the companies meeting Asset Management's investment criteria and investments will not be precluded because of a company's market capitalization.

  Asset Management also discussed other potential impacts on the Fund of the proposal such as potentially changing the Fund's market position relative to other Van Kampen funds and the industry. Asset Management also reviewed similarly situated funds in the industry faced with portfolio capitalization constraints. Asset Management believes the fundamental investment policies limitation is not in the best interests of the Fund or its shareholders as market capitalization is not a controlling indicator of emerging growth companies.

SHAREHOLDER APPROVAL

  To become effective, the proposed changes to the Fund's fundamental investment policies must be approved by a vote of a majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the Shares of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding Shares of the Fund. The proposed deletions and adoption of a non-fundamental investment policy as described above was approved by the Board of Trustees of the Fund after consideration of all the factors they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also determined to submit the proposed deletions of the Fund's fundamental investment policies for consideration by the Fund's shareholders. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF REPLACING OF THE FUND'S INVESTMENT POLICIES

REGARDING INVESTMENT IN SMALL- AND MEDIUM-SIZED COMPANIES WITH A NON-FUNDAMENTAL INVESTMENT POLICY.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT
            ACCOUNTANTS
------------------------------------------------------------------------------

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected the firm of PricewaterhouseCoopers LLP, independent public accountants, to serve as the Fund's independent accountants and to examine the Fund's financial statements. The Fund knows of no direct or indirect financial interest of such firm in the Fund. The appointment is subject to ratification or rejection by the shareholders of the Fund.

  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of the Fund, voting as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the Meeting and voting is required to ratify the selection of the independent public accountants for such Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.
------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

  The Fund is advised by Van Kampen Asset Management Inc. ("Asset Management"). The Fund is one of more than 50 open-end investment companies advised by Asset Management on its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp."), and distributed by Van Kampen Funds Inc. (the "Distributor"). The Fund's transfer agent is Van Kampen Investor Services Inc. ("Investor Services"). Asset Management, Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal business address of Van Kampen Investments, Asset Management, Advisory Corp. and the Distributor is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The principal business address of Investor Services is located at P.O. Box 418256, Kansas City, Missouri

64141-9256. The principal business address of Morgan Stanley Dean Witter is located at Two World Trade Center, New York, New York 10048.

  The Fund and Asset Management (or its affiliates) will share the costs of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and the Meeting. The costs shall be allocated
between the Fund and Asset Management based upon              . In order to
obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund or Asset Management (or its affiliates), or by dealers or their representatives, or by First Data Investor Services Group ("First Data"), a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations. The estimated costs of First Data for mailing, solicitation and tabulation of shareholder votes are approximately $50,000.
------------------------------------------------------------------------------
SHAREHOLDER INFORMATION AND PROPOSALS
------------------------------------------------------------------------------

  As of July   , 1999, the "interested persons" of the Fund, as a group, owned an aggregate of less than 5% of the outstanding shares of the Fund. As of July
  , 1999, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. The persons who, to the knowledge of the Fund, owned beneficially more than 5% of a class of a Fund's outstanding Shares as of
July   , 1999 are set forth below:

  As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, P.O. Box 5555,

Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III
                                          Vice President and Secretary
July   , 1999

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                           VAN KAMPEN LIFE INVESTMENT TRUST

                               EMERGING GROWTH PORTFOLIO

                            SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Shares of the EMERGING GROWTH PORTFOLIO of VAN KAMPEN LIFE INVESTMENT TRUST, a Delaware business trust (the "Fund"), hereby appoints Dennis J. McDonnell and A. Thomas Smith, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, on September , 1999 at 4:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   The proposal to approve replacing the Fund's fundamental      FOR    AGAINST   ABSTAIN
                      investment policies regarding investment in small- and        [ ]      [ ]       [ ]
                      medium-sized companies with a non-fundamental investment
                      policy.
                 2.   The proposal to ratify the selection of                       FOR    AGAINST   ABSTAIN
                      PricewaterhouseCoopers LLP as the Fund's independent          [ ]      [ ]       [ ]
                      accountants.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON SEPTEMBER , 1999.

                                                Date  , 1999

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

                   TWO CONVENIENT NEW WAYS TO VOTE YOUR PROXY
     It's fast and it's simple. Just follow the instructions below. Please do not mail your proxy card if you are voting by internet or telephone.

     TO VOTE BY INTERNET:                               TO VOTE BY TELEPHONE:
     --------------------                               ---------------------
 1.  Read the Proxy Statement carefully.            1.  Read the Proxy Statement carefully.
 2.  Go to website www.       .com                  2.  Call toll-free 1-800-
 3.  Enter [the control number found on your        3.  Enter [the control number found on your
     proxy card].                                       proxy card].
 4.  Follow the simple voting instructions.         4.  Follow the simple recorded voting
                                                        instructions.

                         YOUR PROXY VOTE IS IMPORTANT!